EXHIBIT 10.12

AFFINIA GROUP HOLDINGS INC.

1796 Indian Wood Circle

Maumee, Ohio 43537

January 24, 2005

To the Stockholders identified on the signature pages hereto:

Reference is hereby made to the Stockholder s Agreement dated as of November 30, 2004 (the “Agreement”) among Affinia Group Holdings Inc. (“Parent”), Cypress Merchant Banking Partners II LP. (“Cypress Onshore”), Cypress Merchant Banking II C.V. (“Cypress Offshore”), 55™ Street Partner s II L.P, (“55th Street”), Cypress Side-by-Side LLC (“Side-by-Side” and, together with Cypress Onshore, Cypress Offshore and 55th Street, the “Cypress Group”), Ontario Municipal Employees Retirement Board (“OMERS”), The Northwestern Mutual Life Insurance Company f “NW Mutual”). California State Teachers’ Retirement System (“CalSTRS”), and Stockwell Fund, L.P. (“Stockwell” and, together with the Cypress Group, OMERS, NW Mutual and CalSTRS, the “Stockholders”). All capitalized terms used in this letter agreement (but not defined in this letter agreement) shall have the meanings assigned such terms in the Agreement.

Pursuant to Section 4.5 of the Agreement, (i) each committee of the Boar d of Director s must consist of at least three members, with Cypress Director s constituting a majority of each committee and one Independent Director selected by the Boar d of Director s serving on each committee and (ii) the Nominating Committee must consist of one Cypress Director, one Investors’ Director and one Independent Director (unless there is no Investors’ Director at any time, in which case the Nominating Committee must consist of one Cypress Director and two Independent Director s) .

Parent and the Stockholders hereby agree as follows:

(i) for purposes of Section 4.5 of the Agreement, all references to “Independent Director” or “Independent Directors” shall mean “director who is Independent” or “directors who are Independent”; and

(ii) with the consent of any Cypress Member, the number of Cypress Director s serving from time to time on any committee of the Board of Directors may constitute less than a majority, provided that the Cypress Members shall have the right, exercisable at any time, to remove any director from a committee (other than the Nominating Committee) and replace such director with a Cypress Director to ensure that Cypress Directors constitute a majority of such committee (so long as at least one director who is Independent remains on such committee in accordance with Section 4.5(a)).

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IN WITNESS WHEREOF, the parties hereto have signed and delivered this letter agreement as of the date first above written.

AFFINIA GROUP HOLDINGS INC.

By:	/s/ Thomas H. Madden
Name: Thomas H. Madden
Title: Senior Vice President and Chief Financial Officer

CYPRESS MERCHANT BANKING PARTNERS II L.P.

By:	Cypress Associates II LLC, its general partner

By:	/s/ David P. Spalding
Name: David Spalding
Title: Managing Member

55TH STREET PARTNERS II L.P.

By:	Cypress Associates II LLC, its general partner

By:	/s/ David P. Spalding
Name: David Spalding
Title: Managing Member

CYPRESS MERCHANT BANKING II C.V.

By:	Cypress Associates II LLC, its general partner

By:	/s/ David P. Spalding
Name: David Spalding
Title: Managing Member

CYPRESS SIDE-BY-SIDE L.L.C.

By:	/s/ David P. Spalding
Name: David Spalding
Title: Authorized Signer

Signature Page - Letter Agreement

ONTARIO MUNICIPAL EMPLOYEES RETIREMENT BOARD

By:	/s/ John Young
Name: John Young
Title: Senior Vice President

By:	/s/ Ian Collier
Name: Ian Collier
Title: CEO, OMERS Capital Partners

Signature Page - Letter Agreement

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Mark E. Kishler
Name: Mark E. Kishler
Title: Its Authorized Representative

Signature Page - Letter Agreement

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By:	/s/ Richard M. Rose
Name: Richard M. Rose
Title: Principal Investment Officer

Signature Page - Letter Agreement

STOCKWELL FUND, L.P.

By:	Stockwell Managers, LLC, its general partner

By:	/s/ Maurice Gordon
Name: Maurice Gordon
Title: Vice President

Signature Page - Letter Agreement